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                                                                   EXHIBIT 10.25
                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT is entered into as of this 27th day of January, 2003, between M&E Advisors L.L.C., as collateral agent for the Secured Parties (in such capacity, together with any successor in such capacity, the "Collateral Agent") and Motient Communications Inc., a Delaware corporation (the "Pledgor").

WHEREAS, the Pledgor, Motient Corporation, Motient Holdings Inc. and the Secured Parties entered into a $12,500,000 Amended and Restated Term Credit Agreement (the "Loan Agreement") dated as of January 27, 2003, pursuant to which the Pledgor has agreed to borrow from the Secured Parties, and the Secured Parties have agreed to lend to the Pledgor, certain amounts, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement;

WHEREAS, pursuant to the Loan Agreement, the Pledgor has executed and delivered a promissory note evidencing the indebtedness under the Loan Agreement to each of the Secured Parties (each, a "Note" and together, the "Notes") of even date herewith;

WHEREAS, as a condition to the obligation of the Secured Parties to advance such amounts to the Pledgor pursuant to the Loan Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Pledgor is required to enter into this Security Agreement and to grant to the Secured Parties a security interest in the Collateral (as hereinafter defined) to secure the full and punctual performance of the Secured Obligations (as hereinafter defined);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1
                                SECURITY INTEREST

     Section 1.01. Collateral. As security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, the Pledgor hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Parties a Security Interest in and lien on all of the Pledgor's right, title and interest in, to and under the following property and assets, whether now owned or hereafter acquired or hereafter coming into existence and wherever located (all being collectively referred to herein as the "Collateral"):

                  (a) all Accounts;

                  (b) all Deposit Accounts;

                  (c) all Instruments;


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                  (d) all Documents;

                  (e) all Chattel Paper (whether tangible or electronic);

                  (f) all Inventory;

                  (g) all Equipment;

                  (h) all Fixtures;

                  (i) all Goods not covered by the preceding clauses of this
         Section 1.01;

                  (j) all Letter-of-Credit Rights;

                  (k) all Investment Property and Financial Assets;

                  (l) all Contract Rights;

                  (m) all Payment Intangibles, Software and other General Intangibles whatsoever not covered by the preceding clauses of this
         Section 1.01;

                  (n) all other tangible personal property whatsoever of the Pledgor, including without limitation the tangible personal property described in Schedule 1 to Exhibit A attached hereto and hereby made a part hereof;

                  (o) all other intangible personal property, including, without limitation, all intellectual property whatsoever of the Pledgor, including without limitation the intangible personal property described in Schedule 2 to Exhibit A;

                  (p) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Pledgor or any computer bureau or service company from time to time acting for such the Pledgor);

provided, however, that nothing in this Agreement shall result in a Security Interest in, a lien on, or a pledge of, the tangible and intangible personal property described in Exhibit B (the "Excluded Property").

     Section 1.02. Right of the Collateral Agent to Pay Taxes or Costs Relating to Collateral. The Collateral Agent shall have the right, but not the obligation, to pay any taxes or levies on the Collateral or any costs to repair or to preserve the Collateral, which payment shall be made for the account of the Pledgor and shall constitute a part of the Secured Obligations.

     Section 1.03. Financing Statements. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor will promptly join with the

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Collateral Agent in executing financing statements, continuation statements, assignments, certificates and other documents with respect to the Collateral pursuant to the Uniform Commercial Code, any other applicable law and otherwise as may be necessary or appropriate (in the reasonable judgment of the Collateral Agent) to enable the Collateral Agent to create, preserve, perfect or from time to time renew the security interests granted hereby, in form satisfactory to the Collateral Agent, and the Pledgor will pay the cost of filing the same in all public offices wherever the Collateral Agent deems filing to be necessary or appropriate (in the reasonable judgment of the Collateral Agent). The Pledgor grants the Collateral Agent the right, at the Collateral Agent's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code, any other applicable law or otherwise, without the Pledgor's signature, and irrevocably appoints the Collateral Agent as attorney in fact for the Pledgor to execute any such statements and documents in the Pledgor's name and to perform all other acts which the Collateral Agent deems appropriate to perfect and continue the security interests conferred by this Agreement. The Pledgor authorizes the Collateral Agent to file one or more Uniform Commercial Code financing statements or continuation statements relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. The Collateral Agent may, at any time and from time to time, pursuant to the provisions of this Section 1.03, file financing statements that describe the Collateral as all assets and/or all personal property of the Pledgor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor. The Pledgor agrees to promptly furnish any such information to the Collateral Agent upon request. Any such financing statements may be signed by the Collateral Agent on behalf of the Pledgor and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

     Section 1.04. Injury to Collateral. No injury to, or loss or destruction of, the Collateral shall relieve the Pledgor of any of the Secured Obligations.

     Section 1.05. Collecting and Servicing Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Letter-of-Credit Rights and Instruments. The Pledgor is authorized to collect and service its Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Letter-of-Credit Rights and Instruments, provided that the Collateral Agent may, without cause or notice, upon an Event of Default which has occurred and is continuing of the Pledgor hereunder, terminate such authority at any time.

     Section 1.06. Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                                   ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF PLEDGOR

The Pledgor hereby represents and warrants to the Secured Parties that:

     Section 2.01. Title to Collateral. As of the date hereof, the Pledgor is the sole beneficial owner of, and has good, valid and marketable title to, the Collateral, free from all Liens, except for Permitted Liens and except for the

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Security Interests in favor of the Collateral Agent for the benefit of the
Secured Parties created or provided for herein, and has full right and power to grant the Secured Parties a Security Interest therein. Upon the execution and delivery of this Agreement, and upon the filing of financing statements referred to in Section 1.03 hereof, the Secured Parties will have a good, valid and perfected first lien and Security Interest in the Collateral, subject to no equal or prior Liens, encumbrances or security interests in favor of any other person or entity, except Permitted Liens.

     Section 2.02. Names, Etc.

(a) The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of the Pledgor as of the date hereof are correctly set forth in Exhibit C.

(b) Exhibit C correctly specifies (i) the location (as defined in Section 9-307 of the Uniform Commercial Code) of the Pledgor and (ii) each location where Equipment and Goods of the Pledgor are located (other than Equipment and Goods in transit).

     Section 2.03. Changes in Circumstances. The Pledgor has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the Uniform Commercial Code), (ii) except as set forth in Exhibit C, heretofore changed its name, or (iii) heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the Uniform Commercial Code) with respect to a currently effective security agreement previously entered into by any other Person.

     Section 2.04. Financing Statements. No Financing Statement (other than any which may have been filed on behalf of the Secured Parties) relating to any of the Collateral is on file in any public office.

     Section 2.05. Non-Subordination. The obligations of the Pledgor under this Agreement are not subordinated in any way to any other obligation of the Pledgor or to the rights of others.

     Section 2.06. True at Closing Date. Each of the representations and warranties set forth in this Agreement or any other Loan Document shall be true and correct as of the Closing Date with the same effect as though such representation and warranty had been made on and as of the Closing Date.

                                   ARTICLE 3
                        AFFIRMATIVE COVENANTS OF PLEDGOR

Until all Secured Obligations of the Pledgor have been paid in full and performed, the Pledgor hereby covenants that it shall, unless the Collateral Agent otherwise consents in advance in writing:

Section 3.01. Change in Places of Business or Chief Executive Office. Maintain its location (as defined in Section 9-307 of the Uniform Commercial Code) only at the location set forth in Exhibit C attached hereto, provided that it shall

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provide to the Collateral Agent at least thirty (30) days' prior written notice of any changes in location (as defined in Section 9-307 of the Uniform Commercial Code).

     Section 3.02. Delivery and Other Perfection. The Pledgor shall:

                  (a) deliver and pledge to the Collateral Agent any and all Instruments constituting part of the Collateral in which the Pledgor purports to grant a security interest hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may reasonably request; provided that, so long as no Event of Default shall have occurred and be continuing, the Pledgor may retain for collection in the ordinary course any Instruments received by it in the ordinary course of its business and the Collateral Agent shall, promptly upon request of the Pledgor, make appropriate arrangements for making any Instrument pledged by the Pledgor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document);

                  (b) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements, consents or other papers as may be necessary or desirable (in the reasonable judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce their rights hereunder with respect to such pledge and security interest; including, without limitation, causing any or all of the Share Collateral to be transferred of record into the name of the Collateral Agent or its nominee, provided that notices to account debtors in respect of any Accounts, Chattel Paper or General Intangibles and to obligors on Instruments shall be subject to the provisions of clause
         (d) below;

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  (d) upon the occurrence and during the continuance of any Event of Default, upon reasonable request of the Collateral Agent, promptly notify (and the Pledgor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Accounts, Chattel Paper, Instruments or General Intangibles of the Pledgor that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect thereof are to be made directly to the Collateral Agent;

                  (e) upon the acquisition after the date hereof by the Pledgor of any Equipment covered by a certificate of title or ownership, use all reasonable efforts to cause the Collateral Agent to be listed as the lienholders on such certificate of title and take such other steps as may be required under the law applicable to perfection of a security interest in such property to perfect such security interest, and within 30 days of the acquisition thereof deliver evidence of the same to the Collateral Agent; and

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                  (f) permit representatives of the Collateral Agent, upon
         reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at the Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Pledgor with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require.

     Section 3.03. Notice of Default and Loss. Provide to the Collateral Agent written notice of any Event of Default and of any loss or damage to the Collateral, however occasioned, immediately upon the occurrence of such Event of Default or loss or damage.

     Section 3.04. Special Provisions Relating to Intellectual Property.

(a) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose and subject to the provisions of Section 3.04(b), the Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Pledgor) to use, assign, license or sublicense any of the intellectual property now owned or hereafter acquired by the Pledgor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, provided that such license shall only be exercisable by the Collateral Agent if and for so long as an Event of Default has occurred and is continuing.

(b) Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Loan Agreement and any other Loan Document that limit the rights of the Pledgor to dispose of its property, so long as no Event of Default shall have occurred and be continuing, the Pledgor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Pledgor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Collateral Agent shall from time to time, upon the request of the Pledgor, execute and deliver any instruments, certificates or other documents, in the form so requested, that the Pledgor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (a) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the license set forth in Section 3.04(a) shall immediately terminate and the Collateral Agent shall have no rights whatsoever in such intellectual property. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Pledgor in accordance with the first sentence of this clause (b) or licenses or sublicenses granted by the Pledgor prior to the date hereof.

     Section 3.05. Further Assurances. From time to time, upon the written request of the Collateral Agent, execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to fully effect the purposes of this Agreement.

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                                   ARTICLE 4
                          NEGATIVE COVENANTS OF PLEDGOR

Until all Secured Obligations of the Pledgor are paid in full and performed, the Pledgor hereby covenants and agrees that it shall not, unless the Collateral Agent otherwise consent in advance in writing:

     Section 4.01. Other Agreements. Enter into any agreement or undertaking containing any provision which would be violated or breached by the Pledgor's performance of its obligations under this Agreement.

     Section 4.02. Other Financing Statements and Liens. Without the prior written consent of the Collateral Agent (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Agent are not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any Person other than the Collateral Agent to have "control" (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the Uniform Commercial Code) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

     Section 4.03. Location of Collateral. Except as may be required in the ordinary course of business, change the location of any items of Inventory or Equipment from the places of business where such items of Collateral are currently located as set forth on Exhibit C hereto (other than the locations of the base stations (antennas) and related equipment).

                                   ARTICLE 5
                                EVENTS OF DEFAULT

The Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions ("Events of Default"):

     Section 5.01. Representation and Warranties. Any representation or warranty of the Pledgor made herein or in any other Loan Document shall prove to have been incorrect or misleading or breached in any material respect on or as of any date as of which made; or

     Section 5.02. Observance of Covenants. The Pledgor shall at any time fail to observe, satisfy or perform any of the covenants or agreements contained in
Article 3 or 4 hereof or fail to comply with any other provision contained herein and such default shall continue unremedied for a period of twenty (20) Business Days after written notice of the existence of such default shall have been received by the Pledgor from the Collateral Agent; or

     Section 5.03. Event of Default under Loan Agreement. An Event of Default under the Loan Agreement or any other Loan Document shall occur.

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                                   ARTICLE 6
                   RIGHTS UPON OCCURRENCE OF EVENTS OF DEFAULT

     Section 6.01. Miscellaneous Rights of the Collateral Agent. Upon the occurrence and continuance of any Event of Default, the Collateral Agent shall have the right (a) to declare all of the Secured Obligations to be immediately due and payable, whereupon all such Secured Obligations shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Pledgor, anything contained herein to the contrary notwithstanding; (b) to exercise any one or more of the rights and remedies exercisable by the Collateral Agent under other provisions of this Agreement or exercisable by a secured party under the Uniform Commercial Code as in effect in New York (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) or under any other applicable law; and (c) to exercise, in the name of the Pledgor or in the name of the Collateral Agent, such rights and powers with respect to the Collateral as the Pledgor might exercise, including the right to demand, sue, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral.

     Section 6.02. Right of the Collateral Agent to Take Possession and Foreclose. Upon the occurrence and continuance of any Event of Default, the Collateral Agent shall have the right to take possession of the Collateral and of any and all books of account and records of the Pledgor relating to any of the Collateral, the right to place the Collateral Agent's representatives upon any premises on which the Collateral or any part thereof or any such books of account or records may be situated with full power to remove the same therefrom, and the right to exclude the Pledgor and all persons claiming under the Pledgor from any access to the Collateral or to any part thereof. The Collateral Agent may make formal application for the transfer of all of the Pledgor's permits, licenses, approvals, agreements and the like relating to the Collateral to the Collateral Agent or to any assignee of the Collateral Agent or to any purchaser of any of the Collateral. The Collateral Agent may sell, lease, assign or otherwise dispose of all or a part of such Collateral, at such place or places that the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as required below or by applicable law or statute and cannot be waived), and the Collateral Agent, any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the Pledgor at least five (5) Business Days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, which notice shall constitute reasonable notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

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     Section 6.03. Right of the Collateral Agent to Collect and Service
Receivables. Upon the occurrence of any Event of Default, the Collateral Agent may notify or may require the Pledgor to notify any person or entity obligated to the Pledgor under any Receivable forming all or any part of the Collateral, whether now existing or hereafter acquired, that the same has been assigned to the Collateral Agent and that such obligor should make payment or performance of its obligations under such Receivable directly to the Collateral Agent, and the Collateral Agent may take possession of and exercise control over all Proceeds of any such Receivable in the Pledgor's possession or otherwise, and may take any other action which the Collateral Agent deems necessary or desirable to collect any such Receivable or the Proceeds thereof. To evidence the Collateral Agent's rights hereunder, the Pledgor shall execute such assignments or endorsements of any such Receivable, or of the Proceeds thereof, as the Collateral Agent may request, including without limitation assignments as reasonably required by the Assignment of Claims Act, 31 U.S.C. ss. 203, as now in force or as hereafter amended.

     Section 6.04. Right of the Collateral Agent to Use and Operate Collateral. Upon the Collateral Agent's taking possession of all or any part of the Collateral, pursuant to any right granted to the Collateral Agent by this Agreement, the Collateral Agent shall have the right to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Collateral Agent may, from time to time, at the expense of the Pledgor, make all such repairs, replacements, alterations, additions and improvements to and of all or any of the Collateral as the Collateral Agent may deem proper. In any such case the Collateral Agent shall have the right to exercise all rights and powers of the Pledgor in respect of the Collateral or any part thereof as the Collateral Agent shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Collateral Agent may see fit; and the Collateral Agent shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof.

     Section 6.05. Deficiency. If the Proceeds or sale, collection or other realization of or upon the Collateral pursuant to this Article 6 are insufficient to cover the costs and expenses or such realization and the payment in full of the Secured Obligations, the Pledgor shall remain liable for any deficiency.

     Section 6.06. Private Sale. The Collateral Agent shall not incur any liability as a result of a private sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.02 conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, so long as such sale is conducted in a commercially reasonable manner.

     Section 6.07. Locations, Names. Without at least 30 days' prior written notice to the Collateral Agent, the Pledgor shall not change its location (as defined in Section 9-307 of the Uniform Commercial Code) or change its name from the name shown as its current legal name on Exhibit C.

     Section 6.08. Application of Proceeds. Except as otherwise herein expressly provided, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto shall be applied by the Collateral Agent in the following order of priority:

     First, to the payment of all costs and expenses of such collection, sale or other realization (including reasonable out-of-pocket costs and expenses of the Secured Parties and fees and expenses of its agents and counsel, and all expenses, liabilities and advances made or incurred in connection therewith);

     Next, to the payment in full of all Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

     Finally, to the payment to the Pledgor or its successors and assigns, unless otherwise provided by law or directed by a court of competent jurisdiction.

     Section 6.09. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Article 6 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Article 6 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     Section 6.10. Right of the Collateral Agent To Appoint Receiver. Without limiting any other rights granted to the Collateral Agent under this Agreement, the Collateral Agent shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Collateral Agent to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Pledgor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.


                                   ARTICLE 7
                            MISCELLANEOUS PROVISIONS

     Section 7.01. Additional Actions and Documents. The Pledgor hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the closing of transactions contemplated hereby or the occurrence of an Event of Default hereunder.

     Section 7.02. Expenses. The Pledgor agrees to reimburse the Collateral Agent and each of the Secured Parties for all reasonable costs and expenses incurred by them (including, without limitation, the reasonable fees and expenses of legal counsel, in connection with (a) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by the Collateral Agent of any obligations of the Pledgor in respect of the Collateral that the Pledgor has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(b) the enforcement of this Section 7.02, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 1.01; provided, however, the Pledgor shall only be required to reimburse the Collateral Agent and Secured Parties under this
Section 7.02 for the reasonable costs, fees and expenses of one (1) legal counsel for the Collateral Agent on behalf of the Secured Parties.

     Section 7.03. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, addressed as follows:

                  (a)      If to the Pledgor:

                           Motient Communications Inc.
                           10802 Parkridge Boulevard
                           Reston, Virginia  20191
                           Attention:  General Counsel

                           with a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive
                           Suite 1100
                           McLean, Virginia  22102
                           Attention:  Richard K. A. Becker, Esq.

                  (b)      If to the Collateral Agent:

                           M&E Advisors L.L.C.
                           c/o Romulus Holdings Inc.
                           560 Sylvan Avenue
                           Englewood Cliffs, NJ  07632
                           Attention:  Gary Singer
                           Telephone:  201-568-4400 ext. 12
                           Fax:  201-568-4467

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent or received for all purposes upon receipt.

     Section 7.04. Waiver of Right to Judicial Hearing. The Pledgor hereby waives any right it may have to a judicial hearing prior to the exercise of any right or remedy provided to the Collateral Agent under this Agreement, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Pledgor's waivers under this paragraph have been made voluntarily and knowingly and after the Pledgor has been apprised and counseled by its attorneys as to the nature of such rights and as to the Pledgor's possible alternative rights.

     Section 7.05. Waiver by the Collateral Agent. No waiver by the Collateral Agent of, or consent by the Collateral Agent to, a variation from the requirements of any provision of this Agreement shall be effective unless made in a written instrument duly executed on behalf of the Collateral Agent by its duly authorized officer, and any such waiver shall be limited solely to those rights or conditions expressly waived. No failure on the part of the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     Section 7.06. Governmental Approvals. The Collateral Agent acknowledges that in connection with any exercise by them of their rights hereunder to dispose of or operate under the licenses, permits, or other approvals covered hereby, it may be necessary to obtain the prior consent or approval of certain governmental authorities. Upon the exercise by the Collateral Agent of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Collateral Agent may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

     Section 7.07. Release of Collateral. Promptly following performance and payment in full of the Secured Obligations, the Security Interest created hereby shall terminate, and the Collateral Agent shall execute and deliver such documents, at the Pledgor's expense, as are necessary to release the Collateral Agent's Security Interest in the Collateral.

     Section 7.08. Benefit and Assignment. This Security Agreement shall be binding upon and shall inure to the benefit of the Collateral Agent, the Pledgor and the Secured Parties and their respective successors and assigns as permitted hereunder. This Agreement may not be assigned by the Pledgor without the prior written consent of the Collateral Agent and the Secured Parties. In the event of a sale or assignment by the Secured Parties of all or any part of the interests in the Notes, the Secured Parties may assign and transfer their rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such interests in the Notes, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to the Secured Parties hereunder, and shall be deemed to be Secured Parties for all purposes hereunder, and the predecessor Secured Parties shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.

     Section 7.09. Severability. If fulfillment of any provision of this Agreement, or performance of any transaction related hereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity.

     Section 7.10. Survival. It is the express intention and agreement of the parties hereto that all covenants and agreements, statements, representations, warranties and indemnities made by the Pledgor shall survive the execution and delivery of this Agreement.

     Section 7.11. Rights Cumulative. The rights and remedies of the Collateral Agent described herein are cumulative and not exclusive of any other rights or remedies which the Collateral Agent otherwise would have at law or in equity or otherwise. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other notice or demand in similar or other circumstances.

     Section 7.12. Entire Agreement, Modification. This Agreement and the exhibits hereto constitute the entire agreement of the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral and written agreements with respect to the transactions contemplated herein, and may not be modified, deleted or amended in any manner except by agreement in writing executed by the parties.

     Section 7.13. Termination. This Agreement shall continue in force until the date on which the Secured Obligations shall have been paid and discharged in full and the Commitments of the Secured Parties under the Loan Agreement have terminated.

     Section 7.14. Construction. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of New York. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.

     Section 7.15. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

     Section 7.16. Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     Section 7.17. Payments. If any payment or performance of obligations under this Agreement becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at then applicable rate during such extension.

     Section 7.18. Execution. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.

                                   ARTICLE 8
                           DEFINITIONS AND REFERENCES

     Section 8.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified in this Section 8.01, unless the context otherwise requires:

"Account" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted), and shall include, without limitation, all deposit accounts, tax refunds and any accounts of the Pledgor constituting any right to the payment of money, including all moneys due and to become due to the Pledgor under any guarantee of the purchase price of Inventory or Equipment sold by the Pledgor.

"Agreement" shall mean this Security Agreement, as the same from time to time may be amended, supplemented or modified.

"Chattel Paper" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Collateral" shall have the meaning assigned to that term in Section 1.01 hereof. For the avoidance of doubt, Collateral shall not include the Excluded Property.

"Collateral Agent" shall have the meaning assigned to that term in the introductory paragraph hereto.

"Contract Right" shall have the meaning attributed to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Default" shall mean any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time, or both, would, unless cured or waived, become an Event of Default.

"Deposit Account" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Document" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Equipment" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Event of Default" shall mean any of the events specified in Article 5 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"Excluded Property" shall have the meaning assigned to that term in Section
1.01.

"Financial Assets" shall have the meaning assigned to that term in Article 8 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Fixture" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"General Intangibles" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Goods" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Instrument" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Inventory" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Investment Property" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Letter-of-Credit Rights" shall have the meaning assigned to that term in
Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Loan Agreement" shall have the meaning set forth in the recitals hereto.

"Motorola Credit Agreement" means the Credit Agreement dated as of June 17, 1998 between Motorola Inc., a Delaware corporation, and Motient Communications Inc. (formerly known as ARDIS Company).

"Payment Intangibles" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

"Proceeds" shall mean (i) all 'proceeds' as defined in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted), (ii) payments or distributions made with respect to any Collateral and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

"Receivables" shall mean Accounts, Chattel Paper, Contract Rights, Documents, Equipment, Fixtures, General Intangibles, and Instruments.

"Secured Obligations" shall mean, collectively, all Obligations of every nature of the Pledgor from time to time owed to the Secured Parties under the Loan Documents including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor, whether or not allowed or allowable as a claim in any such proceeding) on any Loans under, or Note issued pursuant to, the Loan Agreement, (b) all other amounts payable by the Pledgor hereunder or under any other Loan Document and (c) any renewals or extensions of any of the foregoing.

"Secured Party" or "Secured Parties" shall mean any Lender or the Lenders party to the Loan Agreement, as the case may be.

"Security Interest" means an interest in property which secures payment or performance of an obligation.

"Software" shall have the meaning assigned to that term in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted).

     Section 8.02. Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings provided herein when used in the Loan Documents.

(b) As used herein and in the Loan Documents, accounting terms not defined in
Section 8.01 hereof, and accounting terms partly defined in Section 8.01 hereof to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in effect on the date hereof and consistently applied.

(c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

ATTEST:                                    MOTIENT COMMUNICATIONS INC.

    /s/  Thomas J. Portman                 By    /s/  Walter V. Purnell, Jr.
----------------------------------------     --------------------------------
         Thomas J. Portman                            Walter V. Purnell, Jr.
Associate Counsel and Secretary            President and Chief Executive Officer



ATTEST:                                    M&E ADVISORS L.L.C.
                                             as Collateral Agent

    /s/  Deborah Scarnati                    By    /s/  Gary Singer
----------------------------------------       ------------------------------
        Deborah Scarnati                              Gary Singer
                                           Investment Advisor